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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549
                                     ____________


                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                              URSUS TELECOM CORPORATION

              (Exact name of the Registrant as specified in its charter)


                   FLORIDA                                  65-0398306
          -------------------------                    ---------------------
          (State of incorporation                       (I.R.S. Employer
               or organization)                        Identification No.)


                            440 SAWGRASS CORPORATE PARKWAY
                                      SUITE 112
                               SUNRISE, FLORIDA 33325
                               ------------------------
                 (Address of principal executive offices) (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates, if
applicable:     333-46197

Securities to be registered pursuant to Section 12(b) of the Act:

          TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
          -------------------                -------------------------------

               None                                       None

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $.01 per share
                                   (Title of class)


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     INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


     The Registrant incorporates by reference herein the description of the Registrant's Common Stock appearing under the caption "Description of Capital Stock" in the preliminary prospectus included in Amendment No. 2 to the Registrant's registration statement on Form S-1 (No. 333-46197) (the "Registration Statement on Form S-1") filed on April 7, 1998 with the Securities and Exchange Commission (the "SEC"), as such description may be amended in any preliminary prospectus or final prospectus included or deemed to be included in an amendment to the Registration Statement on Form S-1 subsequently filed with the SEC. The Registration Statement on Form S-1 will be declared effective concurrently with this registration statement on Form 8-A.


ITEM 2.   EXHIBITS

     Pursuant to the Instructions as to Exhibits with respect to Form 8-A, the following exhibits are filed herewith:

     3.1 Articles of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registration Statement on Form S-1 and incorporated herein by reference).

     3.2 Form of Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 and incorporated herein by reference).

     3.3 Bylaws of the Registrant (filed as Exhibit 3.3 to the Registration Statement on Form S-1 and incorporated herein by reference).

     3.4  Form of Amended and Restated Bylaws of the Registrant (filed as
          Exhibit 3.4 to the Registration Statement on Form S-1 and incorporated herein by reference).

     *4.1 Specimen of Certificate of Common Stock of the Registrant.

______________________
*    To be filed by amendment.

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                                      SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


                         Ursus Telecom Corporation
                         (Registrant)


                         By: /s/ Johannes S. Seefried
                            -----------------------------
                              Johannes S. Seefried
                              Chief Financial Officer





Date:  April 7, 1998